Exhibit 10.7

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

between

EXELIXIS, INC.

and

SYMPHONY EVOLUTION HOLDINGS LLC

Dated as of June 9, 2005

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 9, 2005, by and between EXELIXIS, INC., a Delaware corporation (“Exelixis”), and SYMPHONY EVOLUTION HOLDINGS LLC, a Delaware limited liability company (together with its permitted successors, assigns and transferees, “Holdings”).

RECITALS:

WHEREAS, in connection with the exercise by Exelixis of the Purchase Option under the Purchase Option Agreement, among Exelixis, Holdings and Symphony Evolution, Inc., a Delaware corporation (“Symphony Evolution”), of even date herewith (the “Purchase Option Agreement”), Exelixis may elect to issue shares of Exelixis’ common stock, par value $0.001 per share (“Exelixis Common Stock”) (such shares of Exelixis Common Stock when and if issued, the “Purchase Option Shares”) to Holdings in partial payment of the Purchase Price in accordance with the terms of the Purchase Option Agreement; and

WHEREAS, to induce Holdings to execute and deliver the Purchase Option Agreement, Exelixis has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws with respect to the Purchase Option Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Exelixis and Holdings (the “Parties”) hereby agree as follows:

Section 1. Definitions.

(a) Capitalized terms used but not defined herein are used as defined in Purchase Option Agreement.

(b) As used in this Agreement, the following terms shall have the following meanings:

(i) “Effective Registration Date” means the date that the Registration Statement (as defined below) is first declared effective by the SEC.

(ii) “Investor(s)” means Holdings, any transferee or assignee thereof to whom Holdings assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(iii) “Purchase Option Related Registrable Securities” means (i) the Purchase Option Shares, and (ii) any Exelixis Common Stock issued with respect to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchase Option Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(iv) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(v) “Registrable Securities” means the Purchase Option Related Registrable Securities; provided, however, that such securities will cease to be Registrable Securities on the earlier of (A) the date as of which the Investor(s) may sell such securities without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the Securities Act or (B) the date on which the Investor(s) shall have sold all such securities.

(vi) “Registration Statement” means a registration statement or registration statements of Exelixis filed under the Securities Act covering the Registrable Securities.

(vii) “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

Section 2. Registration.

(a) Right to Registration. In the event Exelixis elects to exercise the Purchase Option as set forth in the Purchase Option Agreement, and in so doing elects to issue Purchase Option Related Registrable Securities, Exelixis shall prepare and, in accordance with Section 2(a)(ii)(A) of the Purchase Option Agreement, file with the SEC a Registration Statement on Form S-3 covering the resale of the Purchase Option Related Registrable Securities. The Registration Statement prepared pursuant hereto shall register for resale that number of shares of Exelixis Common Stock equal to the number of Purchase Option Related Registrable Securities as would be issued pursuant to the terms of the Purchase Option Agreement. Exelixis shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable following the Purchase Option Exercise Date.

(b) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, Exelixis shall (i) in accordance with Section 2(a)(ii)(A) of the Purchase Option Agreement, register the resale of the Registrable Securities on another appropriate form reasonably acceptable to Holdings (which acceptable forms shall include Form S-1), and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided that Exelixis shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

Section 3. Related Obligations. At such time as Exelixis is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(b), Exelixis will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto (except at such times as Exelixis may be required to suspend the use of a prospectus forming a part of the Registration Statement pursuant to Section 3(l), at which time Exelixis’ obligations under

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sections 3(a), (b), (c), (d), (i) and (k) may also be suspended, as required), Exelixis shall have the following obligations:

(a) Exelixis shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investor(s) may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the Securities Act, or (ii) the date on which the Investor(s) shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”).

(b) Exelixis shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of Exelixis covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of Exelixis filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), Exelixis shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for Exelixis to amend or supplement such Registration Statement.

(c) Exelixis shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d) Exelixis shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investor(s) of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor(s) reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; provided, however, that Exelixis shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. Exelixis shall promptly notify each Investor who holds Registrable Securities of the receipt by Exelixis of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e) Exelixis shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to Section 3(l) hereof, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. Exelixis shall also promptly notify each Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

(f) Exelixis shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment.

(g) In the event that any Investor is deemed to be an “underwriter” with respect to the Registrable Securities, upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, Exelixis shall make available for inspection by (i) such Investor, and (ii) any legal counsel, accountants or other agents retained by the Investor (collectively, “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of Exelixis (collectively, “Records”), as shall be reasonably deemed necessary by each Inspector, and cause Exelixis’ officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector and such Investor shall agree in writing to hold in strict confidence and shall not make any disclosure (except with respect to an Inspector, to the relevant Investor) or use of any Record or other information which Exelixis determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction. Each Investor agrees that it shall, upon learning that disclosure of such Records is required or is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Exelixis and allow Exelixis, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between Exelixis and any Investor) shall be deemed to limit the Investor(s)’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(h) Exelixis shall hold in confidence and not make any disclosure of information concerning an Investor provided to Exelixis unless (i) disclosure of such information

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

is necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Exelixis Common Stock is listed or traded, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. Exelixis agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Exelixis shall use commercially reasonable efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by Exelixis are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the NASDAQ National Market. Exelixis shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j) Exelixis shall cooperate with the Investor(s) who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor(s) may reasonably request and registered in such names as the Investor(s) may request.

(k) If requested by an Investor, Exelixis shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(l) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, Exelixis may delay the disclosure of material, non-public information concerning Exelixis the disclosure of which at the time is not, in the good faith opinion of Exelixis, in the best interest of Exelixis (a “Grace Period”); provided, that Exelixis shall promptly notify the Investor(s) in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(l) and the date on which the Grace Period will begin (such notice, a “Commencement Notice”; and, provided further, that no Grace Period shall exceed thirty (30) days during any ninety (90) day period and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of ninety (90) days. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date specified by Exelixis in the Commencement Notice and shall

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

end on and include the date Investor(s) receive written notice of the termination of the Grace Period by Exelixis (which notice may be contained in the Commencement Notice). The provisions of Section 3(f) hereof shall not be applicable during any Grace Period. Upon expiration of the Grace Period, Exelixis shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

Section 4. Obligations Of The Investor(s).

(a) At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, Exelixis shall notify each Investor in writing of the information Exelixis requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of Exelixis to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to Exelixis such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as Exelixis may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with Exelixis as reasonably requested by Exelixis in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified Exelixis in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from Exelixis of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by the second sentence of Section 3(e) or receipt of notice that no supplement or amendment is required.

(d) Each Investor covenants and agrees that it will comply with any applicable prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

Section 5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Exelixis shall be paid by Exelixis. All underwriting discounts and selling commissions applicable to the sale of the Registrable Securities shall be paid by the Investor(s), provided, however, that Exelixis shall reimburse the Investor(s) for the reasonable actual fees and disbursements of one legal counsel designated by the holders of at least a majority of the Registrable Securities in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement, which amount shall be limited to $30,000 in total over the term of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, Exelixis will, and hereby does, indemnify and hold harmless each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the 1934 Act (each, an “Investor Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Registration Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Exelixis files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; [ * ] (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), Exelixis shall reimburse the Investor Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to Exelixis by or on behalf of any such Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such information was timely made available by Exelixis pursuant to Section 3(c); (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by Exelixis pursuant to Section 3(d), and the Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Investor Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the Securities Act and such correct prospectus was timely made available pursuant to Section 3(d); (C) shall not be available to the extent such Claim is based on a failure of the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Investor Indemnified Person to deliver or to cause to be delivered the prospectus made available by Exelixis, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by Exelixis pursuant to Section 3(d); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Exelixis, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor(s) pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, and hold harmless, to the same extent and in the same manner as is set forth in Section 6(a), Exelixis, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls Exelixis within the meaning of the Securities Act or the 1934 Act (each, a “Company Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to Exelixis by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse, promptly as such expenses are incurred and are due and payable, any legal or other expenses reasonably incurred by a Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that an Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor(s) pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c) If either an Investor Indemnified Person or a Company Indemnified Person (an “Indemnified Person”) proposes to assert a right to be indemnified under this Section 6, such Indemnified Person shall notify either Exelixis or the relevant Investor(s), as applicable (the “Indemnifying Person”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person (an “Indemnified Proceeding”) in respect of which a Claim is to be made under this Section 6, or the incurrence or realization of any Indemnified Damages in respect of which a Claim is to be made under this Section 6, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Person promptly of any such Indemnified Proceeding or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

incurrence or realization shall not relieve (x) such Indemnifying Person from any liability that it may have to such Indemnified Person under this Section 6 or otherwise, except, as to such Indemnifying Person’s liability under this Section 6, to the extent, but only to the extent, that such Indemnifying Person shall have been prejudiced by such omission, or (y) any other Indemnifying Person from liability that it may have to any Indemnified Person under the Operative Documents.

(d) In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify the applicable Indemnifying Person of the commencement thereof as provided by Section 6(c) and such Indemnifying Person shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Person and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and after notice from such Indemnifying Person to such Indemnified Person of such Indemnifying Person’s election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Person shall not be liable to such Indemnified Person for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

(i) the employment of counsel by such Indemnified Person at the expense of the applicable Indemnifying Person has been authorized in writing by such Indemnifying Person;

(ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Person and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) such Indemnifying Person shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

(iii) the applicable Indemnifying Person shall not have employed counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or

(iv) any counsel employed by the applicable Indemnifying Person shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnifying Person. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Person.

(e) Without the prior written consent of such Indemnified Person, such Indemnifying Person shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Person from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Person, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Person, such consent not to be unreasonably conditioned, withheld or delayed.

(f) The indemnification required by this Section 6 shall be made by periodic payments of the amount of Claims during the course of the investigation or defense, as and when Indemnified Damages are incurred.

Section 7. Contribution. To the extent any indemnification by an indemnifying Person is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

Section 8. Reports Under The 1934 Act. With a view to making available to the Investor(s) the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor(s) to sell securities of Exelixis to the public without registration (“Rule 144”), Exelixis agrees to use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

required of Exelixis under the Securities Act and the 1934 Act so long as Exelixis remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by Exelixis, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of Exelixis and such other reports and documents so filed by Exelixis, and (iii) such other information as may be reasonably requested to permit the Investor(s) to sell such securities pursuant to Rule 144 without registration.

Section 9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investor(s) to any transferee of all or at least 50,000 shares of such Investor’s Registrable Securities (or if an Investor shall hold less than 50,000 such shares, then a transfer of all such shares) if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Exelixis within a reasonable time after such assignment; (ii) Exelixis is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time Exelixis receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with Exelixis to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements, if any, of the Purchase Option Agreement.

Section 10. Amendment of Registration Rights.

(a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of (i) Exelixis and (ii) Investor(s) holding a majority of the Registrable Securities (other than in the case of any alteration, modification, amendment, waiver or supplement which affects any individual Investor in a manner that is less favorable or more detrimental to such Investor than to the other Investor(s) solely based on the face of such alteration, modification, amendment, waiver or supplement and without regard to the number of Registrable Securities held by such Investor, in which case, such alteration, modification, amendment, waiver or supplement must also be approved by such less favorably or more detrimentally treated Investor).

(b) Notwithstanding Section 10(a), any party hereto may waive, solely with respect to itself, any one or more of its rights hereunder without the consent of any other party hereto; provided that no such waiver shall be effective unless set forth in a written instrument executed by the party against whom such waiver is to be effective.

Section 11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Person owns or is deemed to own of record such Registrable Securities. If Exelixis receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, Exelixis shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

(b) Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereto shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 11(b)), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth below:

If to Exelixis:

Exelixis, Inc.

170 Harbor Way

South San Francisco, CA 94083

Attention: Corporate Secretary

Facsimile: (650) 837-7951

with a copy to:

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Attention: Suzanne Sawochka Hooper

Facsimile: (650) 849-7400

If to Holdings:

Symphony Evolution Holdings LLC

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Attn: Joseph P. Clancy

Facsimile: (301) 762-6154

with a copy to:

Symphony Capital Partners, L.P.

875 Third Avenue, 18th Floor

New York, NY 10022

Facsimile: (212) 632-5401

and

Symphony Strategic Partners, LLC

875 Third Avenue, 18th Floor

New York, NY 10022

Facsimile: (212) 632-5401

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or to such other address as such party may from time to time specify by notice given in the manner provided herein to each other party entitled to receive notice hereunder.

(c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Holdings, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

(d) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court, any Delaware State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan or Wilmington, Delaware, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement.

(e) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consent to service of process by mail.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(g) Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings with respect to such matters between the parties hereto.

(h) Amendment; Successors; Assignment; Counterparts.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by each of the parties hereto.

(ii) Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns provided, however, that, subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(iii) Any party hereto may waive, solely with respect to itself, any one or more of its rights hereunder without the consent of any other party hereto; provided, that no such waiver shall be effective unless set forth in a written instrument executed by the party hereto against whom such waiver is to be effective.

(iv) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which taken together shall constitute one and the same Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) All consents and other determinations required to be made by the Investor(s) pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investor(s) holding at least a majority of the Registrable Securities.

{SIGNATURES FOLLOW ON NEXT PAGE}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.

EXELIXIS, INC.

By:	/s/ Christoph Pereira
	Name:	Christoph Pereira
	Title:	Vice President, Legal Affairs and Secretary

SYMPHONY EVOLUTION HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its managing member

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel
	Name:	Mark Kessel
	Title:	Managing Member

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.